UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2004
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)
______________________________________________________
(Former name or former address, if changed since last report)

Atlas Air, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)
______________________________________________________
(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01.   Financial Statements and Exhibits
Signatures
Exhibit Index
Press Release

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On December 21, 2004, the Board of Directors (the “Board”) of Atlas Air Worldwide Holdings, Inc. (the “Company”) elected Ronald L. Kerber as a director of the Company and its principal operating subsidiaries, Atlas Air, Inc. and Polar Air Cargo, Inc. (collectively, the “Subsidiaries”). Mr. Kerber will also serve as a member of the Audit and Governance Committee of the Board.

      From 1991 until 2001, Mr. Kerber served as Executive Vice President, Chief Technology Officer and Member of the Executive Committee of Whirlpool Corporation. Since his retirement from Whirlpool in 2001, Mr. Kerber has devoted himself to a variety of entrepreneurial and pro bono activities. Currently he is an independent consultant, a Visiting Professor at Darden Business School, University of Virginia, and a member of the Defense Science Board of the U.S. Department of Defense. Mr. Kerber received his Bachelor of Science degree from Purdue University and his Masters and Doctorate degrees in engineering science from the California Institute of Technology.

      Mr. Kerber was elected to fill the vacancy created by the resignation of T. Wakelee Smith as a director of the Company and the Subsidiaries, effective December 21, 2004. Mr. Smith remains Senior Vice President and Chief Operating Officer of the Company and the Subsidiaries. His resignation is not due to a disagreement with the Company on any matter related to the Company’s operations policies or practices.

      On December 28, 2004, the Company issued a press release relating to the above matters. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Atlas Air Worldwide Holdings, Inc., dated December 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AIR WORLDWIDE HOLDINGS, INC.
ATLAS AIR, INC.

Dated: December 28, 2004	By: /s/ John W. Dietrich
	Name:	John W. Dietrich
	Title:	Senior Vice President, General
Counsel and Chief Human Resources
Officer